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Central Federal Bancshares, Inc.

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Central Federal Bancshares, Inc.
210 West 10th Street
Rolla, Missouri 65401
(573) 364-1024
Dear Shareholder:
On behalf of the board of directors and management of Central Federal Bancshares, Inc. (the “Company”), you are cordially invited to attend the 2016 Annual Meeting of Shareholders of the Company (“Annual Meeting”). The Annual Meeting will be held at the offices of Central Federal Savings and Loan Association of Rolla, located at 210 West 10th Street, Rolla, Missouri 65401, on Tuesday, May 17, 2016 at 5:00 p.m., Central time.
The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters to be acted on at the meeting. An important part of the Annual Meeting is the stockholder vote on corporate business items.
Your participation in Company activities is important, and we encourage you to attend the meeting in person. Whether or not you plan to attend the meeting, please be sure to complete, sign, date and return the enclosed proxy card in the accompanying postage-paid reply envelope so that your shares may be voted in accordance with your wishes. Returning the enclosed proxy will not prevent you from voting in person if you choose to attend the Annual Meeting.
On behalf of the Board of Directors and all of the employees of the Company, we thank you for your support.
Sincerely,
William A. Stoltz
President and Chief Executive Officer

Central Federal Bancshares, Inc.
210 West 10th Street
Rolla, Missouri 65401
(573) 364-1024
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Central Federal Bancshares, Inc. (the “Company”) will be held at the offices of Central Federal Savings and Loan Association of Rolla, located at 210 West 10th Street, Rolla, Missouri 65401, on Tuesday, May 17, 2016 at 5:00 p.m., local time.
The Annual Meeting is being held so that shareholders may vote on the following matters:
1.
The election of three directors of the Company;

2.
The ratification of the appointment of Michael Trokey & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2016; and

3.
Such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The board of directors is not aware of any other business to come before the Annual Meeting.

The Board of Directors has fixed the close of business on March 24, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.
BY ORDER OF THE BOARD OF DIRECTORS
Barbara E. Hamilton
Secretary
April 11, 2016
YOUR VOTE IS IMPORTANT TO US
Even if you plan to attend the Annual Meeting, please sign and return the enclosed card as promptly as possible. You may also vote using the internet or telephone. You may revoke your proxy at any time prior to the exercise of the proxy.
Important Notice Regarding the Internet Availability of Proxy Materials for
the Annual Meeting to be Held on May 17, 2016:
This Notice, the Proxy Statement attached to this Notice and our Annual Report to shareholders on Form 10-K for the year ended December 31, 2015 are available free of charge at http://www.astproxyportal.com/ast/20484.

PROXY STATEMENT
We are providing this proxy statement to you in connection with the solicitation of proxies by the board of directors of Central Federal Bancshares, Inc. for the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) and for any adjournment or postponement of the Annual Meeting. In this proxy statement, we may also refer to Central Federal Bancshares as the “Company” or “we,” “us,” or “our,” and we may refer to our wholly owned subsidiary Central Federal Savings and Loan Association of Rolla as “Central Federal.”
We are holding the 2016 Annual Meeting at the offices of Central Federal Savings and Loan Association of Rolla, located at 210 West 10th Street, Rolla, Missouri 65401, on Tuesday, May 17, 2016 at 5:00 p.m., local time.
We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about April 11, 2016.
INFORMATION ABOUT VOTING
You are entitled to vote the shares of our common stock that you owned as of the close of business on March 24, 2016. As of the close of business on that date, a total of 1,788,020 shares of our common stock were outstanding. Each share of common stock has one vote.
You may own shares of our common stock in one of the following ways:
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Directly in your name as the shareholder of record;

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Indirectly through a broker, bank, or other holder of record in “street name”; or

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Indirectly through the Central Federal Savings and Loan Association of Rolla Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.
If you hold your shares in street name, your broker, bank, or other holder of record or nominee (all of which we refer to as “nominees”) is sending these proxy materials to you. As the beneficial owner, you have the right to direct your nominee how to vote by filling out a voting instruction card that accompanies your proxy materials. Your nominee may allow you to provide voting instructions by telephone or by the internet. Please see the voting instruction card provided by your nominee that accompanies this Proxy Statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from your nominee are examples of proof of ownership. If you want to vote your shares of our common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record or nominee holder of your shares.
If you hold your shares through the ESOP, we are sending these proxy materials to you. As the beneficial owner of a single share that has been deemed to be allocated to your account (see the information in this proxy statement under the heading “Beneficial Ownership”), you have the right to vote that share by timely giving voting instructions to the ESOP trustee as described in this proxy statement under the heading “Participants in the ESOP.”
Quorum and How We Count Votes
The Annual Meeting will be held if a majority of our outstanding shares of common stock, constituting a quorum, is represented at the meeting. If you return a properly executed proxy card, your shares will be counted for purposes of determining a quorum at the meeting, even if you abstain from voting. Abstentions and broker non-votes count as shares present at the Annual Meeting for purposes of determining a quorum. If you own shares in “street name” through a bank, broker, or other record holder or nominee holder of your shares, you may instruct them how to vote your shares. A “broker non-vote” occurs when a shareholder who owns shares through a nominee fails to provide the bank, broker, or other record holder or nominee holder with voting instructions and either the nominee does not have the discretionary authority to vote the shares on a particular proposal or they otherwise fail to vote the shares. A proxy card marked “withhold” for a person nominated for election to our board not be voted for that person. A proxy card marked “abstain” on a matter will be considered to be represented at the annual meeting but not voted for these purposes.
Under the rules that govern brokers, your broker, bank or other record holder or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon at the Annual Meeting, in particular, Item One, Election of Directors. If you wish for your shares to be voted on these matters, you must provide your broker, bank or other record holder or nominee with voting instructions. Item Two, Ratification of the Appointment of Michael Trokey & Company, P.C. as Independent Auditors, is considered a routine matter for which your broker, bank or other record holder or nominee will have discretionary authority to vote your shares.
Voting Limitation
Our Articles of Incorporation provide that record holders of our common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Under the Articles of Incorporation, our board may make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert and demanding that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the board of directors to implement and apply the Limit. With respect to shares held by a broker, bank, or other record holder or nominee holder, our board of directors generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank, or other record holder or nominee that holds the shares, the board will apply the 10% voting limitation to the nominee.
Votes Required for Proposals
At the Annual Meeting, shareholders will elect three directors to serve for terms of three years and for the ratification of the appointment of Michael Trokey & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2016. The affirmative vote of a majority of the shares present and entitled to vote at the meeting is required for a person nominated for our board of directors to be elected and for the ratification of the appointment of Michael Trokey & Company, P.C. as our independent registered public accounting firm.
Participants in the ESOP
If you participate in the ESOP, you will receive a voting instruction card that will reflect all shares held in the ESOP that you may vote. Because none of the shares held in the ESOP have been allocated to participant accounts as of the record date, each ESOP participant is deemed to have one share allocated to his or her account for the sole purpose of providing the ESOP trustee with voting instructions with respect to the unallocated shares. Under the terms of the ESOP, the ESOP trustee votes all allocated shares of Company common stock held by the ESOP as directed by the participants. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which timely voting instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP trustee timely receives from participants. The deadline for returning your voting instructions for the ESOP to the ESOP Trustee is 5:00 p.m., Central time, on Friday, May 13, 2016.
Revocation of Proxies
Shareholders who execute proxies in the form solicited by this proxy statement have the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of our board of directors will be voted in accordance with the directions given on the proxies. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this proxy statement.

Our board of directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.
You may revoke your proxy by sending written notice of revocation to our Secretary at the address shown above, by submitting a later-dated proxy, by following the internet or telephone instructions on the enclosed proxy card, or by voting in person at the Annual Meeting. If you return a proxy for the Annual Meeting, your presence at the Annual Meeting will not, by itself, revoke your proxy unless you deliver your ballot in person at the Annual Meeting or deliver a written revocation to our Secretary prior to the voting of your proxy.
CORPORATE GOVERNANCE AND BOARD MATTERS
Director Independence
Our board of directors currently consists of seven members, all of whom, including the members nominated for election to the board, are independent under the listing standards of the NASDAQ Stock Market, except for Larry D. Thomas, who was an officer of us and of Central Federal until his retirement on December 31, 2015. In determining the independence of our directors, the board considered transactions, relationships and arrangements between us or Central Federal and the directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Parties,” including loans or lines of credit that Central Federal has directly or indirectly made to officers, directors and related parties.
Board Leadership Structure
The position of our chairman of the board and the office of our president and chief executive officer are held by different persons. William A. Stoltz, our President and Chief Executive Officer and also the President and Chief Executive Officer of Central Federal, is responsible for setting our strategic direction and providing day-to-day leadership. Mr. Stoltz is not a member of the board of directors of either us or Central Federal, although he attends all meetings of the boards, except for when the board meets in executive session. Having been employed by Central Federal in various roles for over 29 years, Mr. Stoltz is well positioned to understand the challenges faced by our organization. Michael E. Estey, the chairman of our board and of the board of Central Federal, is an independent director who has been a member of the board of Central Federal since 1996 and has been a member of our board since our inception in 2015. He is also a member of our Audit Committee. Mr. Estey chairs meetings of the board of directors and works with our officers to ensure that the board of directors has adequate resources and information to support its activities. Because we have separated these roles and appointed an independent director as chairman of the board, we do not have a separate lead independent director. We believe our governance structure is appropriate given the size, limited market area and relatively non-complex operating philosophy of our organization.
Board’s Role in Risk Oversight
Our board of directors is actively involved in oversight of risks that could affect us and Central Federal. Risk is inherent in the operation of every financial institution, and management of risk is a key part of the institution’s success. Risks faced by us, including Central Federal, include credit risk, interest rate risk, liquidity risk, operational risk, strategic risk, and reputational risk. Risks relating to the direct operations of Central Federal are further overseen by the board of directors of Central Federal, who are the same individuals who serve on our board of directors. Our management is responsible for the day-to-day management of the risks faced by us, while the board of directors as a whole is ultimately responsible for risk management oversight. In carrying out its responsibilities in this area, the board has delegated important duties to its committees. The Audit Committee assists the full board with respect to the adequacy of our internal controls and financial reporting process, the independence and performance of our internal and external auditors, and compliance with legal and regulatory requirements. The Compensation

Committee has the authority to conduct annual reviews of our incentive compensation practices to assess the extent to which such arrangements and practices encourage risk-taking and whether the level of encouragement of such risk-taking is appropriate under the circumstances.
The entire board reviews and approves, on an annual basis, all significant policies that address risk within our consolidated organization, including credit risk, interest rate risk, liquidity risk, and compliance risk. The board monitors risk through reports received on a periodic basis from management, and the board annually approves the Company’s contingency plan as well as its insurance program.
The Board of Directors and Board Committees
We conduct business through meetings of our board of directors and its committees. During the year ended December 31, 2015, Central Federal’s board of directors met 14 times, and the board of Central Federal Bancshares met three times. Also, our board of directors established Audit, Compensation, and Nominating Committees, each of which operates under a written charter approved by the board of directors. No member of our board of directors or any committee thereof attended fewer than 75% of the aggregate of the total number of meetings of the board of directors (held during the period for which he has been a director) and the total number of meetings held by all committees on which he served (during the periods that he served). All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. Each committee is to review and reassesses the adequacy of its charter at least annually.
Compensation Committee.   The Compensation Committee currently consists of directors Robert R. Thompson and John D. Wiggins. The Compensation Committee is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package. Due to the recency of the Company’s organization and the Compensation Committee’s formation and to the completion of our initial public offering in January 2016, the Compensation Committee did not meet during 2015. The Compensation Committee Charter is included as Appendix 1 to this proxy.
Nominating Committee.   The Nominating Committee currently consists of directors John D. Wiggins and Stephen L. Bowles. The Nominating Committee is responsible for identifying individuals qualified to become board members and recommending a group of nominees for election as directors at each annual meeting of shareholders, ensuring the board and its committees have the benefit of qualified and experienced independent directors, and developing a set of corporate governance policies and procedures. Due to the recency of the Company’s organization and the Nominating Committee’s formation and to the completion of our initial public offering in January 2016, the Nominating Committee did not meet during 2015. The Nominating Committee Charter is included as Appendix 2 to this proxy.
Audit Committee.   The Audit Committee currently consists of directors James R. Sowers and Michael E. Estey. The Audit Committee is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the board. The board of directors has determined that the Company does not have an Audit Committee “financial expert” serving on the Audit Committee. The board of directors believes that in order to fulfill all the functions of the board and the Audit Committee, each member of the board and the Audit Committee should meet the board’s general criteria for board membership and that it is not in the best interests of the Company to nominate as a director someone who does not have all the experience, attributes, and qualifications that the Company seeks. Further, the board believes that the present members of the Audit Committee have sufficient knowledge and experience in financial affairs to effectively perform their duties. The Audit Committee met two times during 2015. The Audit Committee Charter is included as Appendix 3 to this proxy statement.
Director Nomination Process
Minimum Qualifications.   The Nominating Committee will consider the following criteria in selecting nominees for initial election or appointment to the board: financial, regulatory and business experience;

familiarity with and participation in the local community; integrity, honesty and reputation; dedication to us and our shareholders; independence; diversity (including, but not limited to, gender, race, ethnicity, age, experience and skills); and any other factors the Nominating Committee deems relevant. In its consideration of diversity, the Nominating Committee seeks to create a board with a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, and industry knowledge.
Director Nomination Process.   For purposes of identifying nominees for the board of directors, the Nominating Committee is expected to rely on personal contacts of the committee members and other members of the board of directors, as well as its knowledge of members of the local communities served by Central Federal. The Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below. The Nominating Committee has not previously used an independent search firm in identifying nominees. In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the board of directors by evaluating the candidate under the selection criteria described above. In addition, the Nominating Committee may conduct a check of the individual’s background and interview the candidate.
Consideration of Recommendations by Shareholders.   It is the policy of the Nominating Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on our board of directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board of directors and the Nominating Committee does not perceive a need to increase the size of the board of directors. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures described below.
Procedures to Be Followed by Shareholders.   To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to the Nominating Committee, care of our Secretary, at our main office address:
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The name of the person recommended as a director candidate;

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All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Securities and Exchange Commission (“SEC”) Regulation 14A;

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The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

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As to the shareholder making the recommendation, the name and address of such shareholder, as they appear on our books, provided, however, that if the shareholder is not a registered holder of our common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of our common stock;

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The class and number of shares of our capital stock beneficially owned by such shareholder; and

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A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

Our Secretary must receive notice of the nomination not less than 90 days before the date of the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.
Director Attendance at Annual Meeting of Shareholders
While we have no formal policy on director attendance at the annual meeting of shareholders, all directors are encouraged to attend annual shareholder meetings. Because we were only formed in August 2015, we did not hold an annual meeting in 2015.

Director Compensation
The following table sets forth for the year ended December 31, 2015 certain information as to the total remuneration we paid to our directors.
Name(1)	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Stephen L. Bowles	5,500	—	5,500
Michael E. Estey	6,000	—	6,000
Jeffrey L. McKune	6,000	—	6,000
James R. Sowers	5,000	—	5,000
Robert R. Thompson	6,000	—	6,000
John D. Wiggins	6,000	—	6,000

(1)
Director Larry D. Thomas was not a member of the board of directors during 2015.

Director Fees
For the fiscal year ended December 31, 2015, each director was paid a monthly retainer of  $500; there were no additional fees paid for attendance at board or committee meetings. Each person who serves as a director of Central Federal Bancshares also serves as a director of Central Federal and earns director and committee fees only in his or her capacity as a board or committee member of Central Federal. We do not separately compensate directors for service on the board of directors or committees of Central Federal.
AUDIT RELATED MATTERS
Audit Committee Report
As part of its ongoing activities, the Audit Committee has:
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Reviewed and discussed with management our audited financial statements for the year ended December 31, 2015;

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Discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

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Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that our audited financial statements be included in our Annual Report to shareholders on Form 10-K for the year ended December 31, 2015.
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.
The Audit Committee:
Michael Estey
James R. Sowers

Executive Officer Compensation
Summary Compensation Table
The following information is furnished for our principal executive officer and the two next most highly compensated executive officers whose total compensation for the year ended December 31, 2015 exceeded $100,000. These individuals are referred to in this proxy as “named executive officers.”
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	All Other Compensation(2) ($)	Total ($)
William A. Stoltz President & Chief Executive Officer	2015	146,355	2,000	11,353	159,708
	2014	140,225	10,000	14,966	165,191
Larry D. Thomas Executive Vice President	2015	95,839	2,000	8,601	106,440
	2014	95,009	8,000	10,029	113,038

(1)
Bonuses are awarded at the discretion of the board of directors based on factors that may include, among other factors, the profitability of Central Federal and the responsibility and performance of the officer or employee in question.

(2)
Details of the amounts disclosed in the “All Other Compensation” column for 2015 are provided in the table below:

	Mr. Stoltz	Mr. Thomas
Board meeting fees:	$4,500	$4,500
Life insurance premiums paid:	$853	$1,101
Annuity:	$6,000	$3,000
The board of directors decided that, upon completion of the conversion of Central Federal to the stock form of organization and our related initial public offering, Mr. Stoltz should no longer receive fees for his attendance at board meetings. In connection with this, we increased his compensation by an amount equal to the fees paid in 2015. We completed the conversion and the offering on January 12, 2016.
Employment Agreement
We, along with Central Federal, have entered into an employment agreement with Mr. Stoltz. Our continued success depends to a significant degree on the skills and competence of Mr. Stoltz, and the employment agreement is intended to ensure that we maintain a stable management base following the completion of Central Federal’s conversion to stock form and our initial public offering.
The employment agreement provides for a three-year term, subject to annual renewal by the board of directors for an additional year beyond the then-current expiration date. Mr. Stoltz’s current base salary is $155,541. The employment agreement provides for, among other things, participation in employee benefit plans and programs maintained for the benefit of employees and senior management personnel, including incentive compensation, health and welfare benefits, retirement benefits and certain fringe benefits as described in the agreements.
Upon termination of Mr. Stoltz’s employment for “cause,” as defined in the agreement, he will receive no further compensation or benefits under the agreement. If we terminate him for reasons other than cause, or if he resigns after the occurrence of specified circumstances that constitute constructive termination, referred to in the agreement as a termination for “good reason,” Mr. Stoltz will continue to receive his base salary for the remaining unexpired term of the agreement.
Under the employment agreement, if, in connection with or following a change in control (as described in the agreement), we terminate Mr. Stoltz without cause or if he terminates employment voluntarily under certain circumstances specified in the agreement, he will receive a severance payment equal to 2.99 times his average annual taxable compensation for the five preceding taxable years.
Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20%

excise tax on the amount of the payment in excess of the base amount, and we would not be entitled to deduct such amount. The agreement provides for the reduction, at the election of Mr. Stoltz, of change in control payments to him to the extent necessary to ensure that he will not receive “excess parachute payments,” which otherwise would result in the imposition of an excise tax.
Upon termination of employment without cause or for good reason (other than termination in connection with a change in control), Mr. Stoltz will be required to adhere to a one-year non-competition restriction.
We will agree to pay all reasonable costs and legal fees of Mr. Stoltz in relation to the enforcement of the employment agreement, provided he succeed on the merits in a legal judgment, arbitration proceeding or settlement. The employment agreement also provides for indemnification of Mr. Stoltz to the fullest extent legally permissible.
Change in Control Agreement
Central Federal has entered into a change in control agreement with Barbara E. Hamilton, Vice President of Operations. The change in control agreement has a one-year term, subject to renewal by the board of directors for an additional year beyond the then current expiration date. If, following a change in control of the Central Federal Bancshares or Central Federal, either party or their successors terminates the employment of Ms. Hamilton for reasons other than for cause, or if she voluntarily resigns upon the occurrence of circumstances specified in the agreement, she will receive a severance payment under the agreement equal to 12 months’ base compensation. The change in control agreement limits payments made to Ms. Hamilton in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.
Employee Stock Ownership Plan (“ESOP”)
In connection with its conversion to stock form, Central Federal adopted an ESOP for eligible employees. Eligible employees who are employed by Central Federal as of the closing date of the conversion became participants in the plan as of the plan’s effective date. Eligible employees hired after the closing date of the conversion will participate in the ESOP as of the plan entry date following or coincident with their completion of one year of service.
The trustee of the ESOP purchased, on behalf of the plan, 143,042 shares of our common stock issued in our initial public offering. The trustee funded the stock purchase for the plan through a loan from us equal to 100% of the aggregate purchase price of the common stock. The plan will repay the loan principally through contributions to the ESOP by Central Federal and any dividends paid on unallocated common stock held by the plan over the 25-year term of the loan. The annual interest rate on the loan is 3.5%.
The trustee holds the shares purchased by the ESOP in a loan suspense account and will release the shares from the suspense account on a pro rata basis as Central Federal repays the loan. The trustee will allocate the shares released among active participants on the basis of each active participant’s proportional share of compensation. Participants will vest in their ESOP allocations at the rate of 20% per year over a six-year period and are credited with past service for vesting purposes under the ESOP. Participants will become fully vested upon age 65, death or disability, a change in control, or termination of the plan. Generally, participants will receive distributions from the ESOP upon separation from service.
Participants may direct the plan trustee how to vote the shares of common stock credited to their accounts. The plan trustee will vote all unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as the trustee votes those shares for which participants provide instructions (disregarding shares with respect to which the trustee has received instructions to abstain), subject to fulfillment of its fiduciary responsibilities as trustee.
Outstanding Equity Awards at End of Fiscal Year.   None of the named executive officers had any outstanding awards at the end of 2015 fiscal year as we have not yet adopted any such equity compensation plan.

ITEMS TO BE VOTED ON BY SHAREHOLDERS
ITEM 1 — ELECTION OF DIRECTORS
Our board of directors currently consists of seven members who are elected for terms of three years, approximately one-third of whom are elected annually. The Nominating Committee has nominated Michael E. Estey, Jeffrey L. McKune, and Larry D. Thomas for election to the board, each to serve for a three-year term or until his successor has been elected and qualified.
Unless you indicate on the proxy card that your shares should not be voted for each nominee, the board of directors intends that the proxies solicited by it will be voted FOR the election of the board’s nominees. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the board of directors. At this time, we know of no reason why the nominees might be unable to serve.
The board of directors recommends a vote “FOR” the election of Mr. Estey, Mr. McKune, and Mr. Thomas.
Information regarding the board of directors’ nominees, the directors continuing in office, and executive directors is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2015. The starting year of service as a director relates to service on the board of directors of Central Federal.
Nominees for Election as Director
Nominees for election to serve for a three-year term expiring in 2019:
Michael E. Estey (age 65) is operations manager at Missouri Southern Seed Corporation, a wholesale seed company serving farm and lawn & garden stores throughout the Midwest, where he has been employed since January 1988. Mr. Estey is chairman of our board of directors and of the board of Central Federal and has been a director of Central Federal since January 1996. Mr. Estey brings to our board more than 40 years of business experience, including management and human resources, as well as his knowledge of, and contacts within, the local community.
Jeffrey L. McKune (age 58) has been employed at Phelps County Regional Medical Center since 2006 and is currently the Chief Health Informatics Officer at the center. Previously he served at Phelps County Regional Medical Center as Administrative Director of Planning and Decision Support and as Director of the Ambulatory Surgery Unit. Mr. McKune is a charter member of the Phelps County Anti-Drug Committee. Mr. McKune has been a member of our board of directors since August 1999 and brings to the board more than 30 years of information technology and business experience as well as his knowledge of and contacts within the local business community.
Larry D. Thomas (age 65) was our executive vice president and senior lending officer, having served in this position from July 2005 through early January 2016. Mr. Thomas, with his spouse, is co-owner of Re/Max Heart of America, a real estate agency in Rolla, Missouri. Mr. Thomas has over 37 years of experience in the financial industry and is also active in a number of civic organizations, including the Kiwanis Club and the Rolla Chamber of Commerce. Mr. Thomas brings to the board his 37 years of experience in the financial industry, his knowledge and contacts within the local business community, and extensive knowledge of our activities and operations.

Directors Continuing in Office
The following directors have terms ending in 2017:
Robert R. Thompson (age 73) is an owner or part-owner of a number of agricultural-related businesses, including raising and marketing registered Hereford cattle and row crop farming, in the Rolla, Missouri area and was also president of the Rolla, Missouri market of a super-regional bank for 24 years, retiring in 2001. Mr. Thompson is also active in a number of civic organizations, including the Missouri State Fair Foundation (chairman of the board in 2014), the University of Missouri Agriculture Foundation, the Greater Rolla Area Charitable Enterprise and the American Hereford Association. Mr. Thompson has been a member of Central Federal’s board of directors since July 2008 and brings to the board approximately 40 years of experience in all facets of financial institution management, including risk assessment and financial reporting, experience in feasibility studies, risk assessments and business plans for both existing and new businesses, and his knowledge of and contacts within the local business community.
John D. Wiggins (age 67) has been a senior judge for the State of Missouri, Office of State Court Administration since 2009, and was an adjunct professor with the Rolla campus of Columbia College from 2011 to 2014. Mr. Wiggins also owns Wiggins Abstract Company, which engages in title insurance and real estate closing activities. Mr. Wiggins is also active in a number of civic organizations, including the Rolla Lions and Optimist clubs and Ozark Actors Theatre, and has been a director of Central Federal since January 1991. Mr. Wiggins brings to the board a strong legal background from more than 30 years as a practicing attorney, including service as a judge for more than 20 years, as well as familiarity with the local real estate market.
The following directors have terms ending in 2018:
Stephen L. Bowles (age 61) has been an agent for Farmers Insurance, and for its affiliated insurance companies, since November 2013 and a registered representative of Farmers Financial Solutions, a securities brokerage affiliated with Farmers Insurance, since January 2014. Prior to joining Farmers Insurance, Mr. Bowles was district manager for Pepsi Cola Bottling Co. in Rolla, Missouri between 1980 and 2013. Mr. Bowles is also active in a number of civic organizations, including the Rolla Lions Club and the Rolla Chamber of Commerce. Mr. Bowles has been a director of Central Federal since January 2015. Mr. Bowles’ experience in management, including budgeting, planning and marketing, as well as his knowledge of the market area and local business owners provides the board with general business operations perspective as well as business development.
James R. Sowers (age 70) has been president of JRS Enterprises, Inc., a residential real estate development, construction and investment company since December 1991. Mr. Sowers is active in a number of civic organizations including service as president and treasurer of the Rolla Community Development Corporation, a not-for-profit industrial development entity, and as treasurer of Students Educational and Loan Foundation and Beta Alpha Educational Foundation. Mr. Sowers has been a director of Central Federal since January 2015. Mr. Sowers brings to the board more than 40 years of experience in real estate development as well as experience in managing and directing family-owned businesses in the newspaper and manufacturing industries.
Executive Officers Who Are Not Directors
The executive officers of Central Federal Bancshares and Central Federal are elected annually by the board of directors and serve at the board’s discretion. Information regarding the executive officers is provided below. Unless otherwise stated, each person has held his or her current occupation for the last five years. Ages presented are as of December 31, 2015.
William A. Stoltz (age 71) is our president and chief executive officer and has been an officer of Central Federal since 1986 and president and chief executive officer since 1999. Mr. Stoltz has over 35 years of experience in the financial industry, including extensive experience in all areas of residential, consumer and commercial lending. Mr. Stoltz is also active in a number of civic organizations, including the Rolla Lions Club, the Rolla Chamber of Commerce and the Missouri University of Science and Technology Alumni Association.

Barbara E. Hamilton (age 63) is our secretary and is Central Federal’s senior vice president – operations with responsibility regarding operations, security and information technology. Ms. Hamilton has been an officer of Central Federal since 2000 and has over 45 years of experience in the financial industry. Ms. Hamilton is also active in civic organizations, including service as secretary to the board of the Phelps County Farm Bureau.
Marla K. Stevenson (age 53) is our vice president and Central Federal’s senior vice president and lending officer, having joined Central Federal in October 2015. Ms. Stevenson is responsible for Central Federal’s loan department and its personnel and for oversight of commercial lending and general asset quality. Ms. Stevenson has more than 36 years of experience in the financial industry and previously served as the branch president of Maries County Bank, Vienna, Missouri from 2005 to 2011 and as the senior vice president – branch manager of Town and Country Bank, Rolla, Missouri from 2011 to 2015. Ms. Stevenson is an active member in a number of civic organizations, including the Meramec Regional Planning Commission and the Central Ozarks Private Industry Council.

ITEM 2 — RATIFICATION OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the board of directors has appointed Michael Trokey & Company, P.C. (“Trokey & Company”) to be our independent registered public accounting firm for the fiscal year ending December 31, 2016, subject to ratification by shareholders. A representative of Trokey & Company is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.
Set forth below is certain information concerning aggregate fees billed for professional services rendered by Trokey & Company during the years ended December 31, 2015 and December 31, 2014.
	2015	2014
Audit fees(1)	42,000	—
Audit-related fees(2)	175,000	—
Tax fees	—	—
All other fees	—	—
Total	$217,000	—

(1)
Audit fees consist of fees for professional services rendered for the audits of the financial statements for the years ended December 31, 2015 and 2014.

(2)
Audit-related fees consist of fees related to the SEC Registration Statements filed in connection with our conversion and subsequent stock offering.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Trokey & Company. The Audit Committee concluded that performing such services does not affect the independence of Trokey & Company in performing its function as our independent registered public accounting firm.
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of Trokey & Company.
The Board of directors recommends that shareholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

BENEFICIAL OWNERSHIP
Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the SEC regarding such ownership. The following table sets forth, as of March 24, 2016, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock.
Name and Address of Beneficial Owner:(1)	Amount(2)	Percent(3)
Maltese Capital Management LLC(4)	144,000	8.4%
Joseph Stillwell(5) Stilwell Value Partners VII, L.P. Stilwell Activist Fund, L.P. Stilwell Activist Investments, L.P. Stilwell Partners, L.P. Stilwell Value LLC 111 Broadway, 12th Floor New York, New York 10006	140,102	8.2%
Central Federal Savings and Loan Association of Rolla ESOP(6)	143,042	8.00%
Directors and Executive Officers
Stephen L. Bowles (Director)	1,000	*
Michael E. Estey (Director)	2,000	*
Jeffrey L. McKune (Director)	100	*
James R. Sowers (Director)	5,000(7)	*
Larry D. Thomas (Director)	500	*
Robert R. Thompson (Director)	2,000	*
John D. Wiggins (Director)	1,000	*
William A. Stoltz (President and CEO)	9,500	*
Barbara E. Hamilton (Secretary)	200	*
All directors, nominees and executive officers as a group (10 persons)	20,700	*

*
Denotes less than 1%

(1)
The mailing address for each of our directors and executive officers and of the Central Federal Savings and Loan Association ESOP is 210 West 10th Street, Rolla, Missouri 65401.

(2)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(3)
Based on 1,788,020 shares outstanding as of the record date.

(4)
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 19, 2016 jointly by Maltese Capital Management LLC, a New York limited liability company (“MCM”), Maltese Capital Holdings, LLC, a Delaware limited liability company (“MCH”) and Terry Maltese. By reason of its position as investment advisor, MCM may be deemed to beneficially own 144,000 shares, which are held of record by clients of MCM. Mr. Maltese directly owns no shares. By reason of his position as Managing Member of MCM, Mr. Maltese may be deemed to beneficially own 144,000 shares. MCH, by reason of its position as general partner of certain partnerships, MCH may be deemed to beneficially own the 112,200 shares, which are held by such partnerships.

(5)
Based on a Schedule 13D filed with the Securities and Exchange Commission on January 25, 2016 jointly by Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Partners, L.P., a Delaware limited partnership (“Stilwell Partners”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”), and the general partner of Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners; and Joseph Stilwell, the owner of Stilwell Value LLC. The Schedule 13D was filed with respect to the shares of common stock beneficially owned by Joseph Stilwell, including shares of common stock held in the names of Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners, in Joseph Stilwell’s capacity as the owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners.

(6)
Because none of the shares held in our ESOP have been allocated to participant accounts as of the record date, each ESOP participant is deemed to have one share allocated to his or her account for the sole purpose of providing the ESOP trustee with voting instructions with respect to the unallocated shares. The ESOP trustee will vote the unallocated shares in proportion to the voting instructions received from ESOP participants with respect to the deemed allocated shares (disregarding any shares with respect to which the trustee has received no instructions or instructions to abstain).

(7)
Includes 5,000 shares held by a limited liability company of which Mr. Sowers is a member.

In connection with Central Federal’s conversion to stock form, we contributed 68,770 shares of our common stock, constituting 4% of our issued and outstanding stock, to the Central Federal Community Foundation. The shares owned by the foundation will be voted in in the same ratio as all other shares voted on each proposal considered by the shareholders of Central Federal or Central Federal Bancshares, as the case may be, pursuant to the requirements of 12 C.F.R. § 192.565(b) of the regulations promulgated by the Office of the Comptroller of Currency. The purpose of the foundation is to provide financial support to charitable organizations in the communities in which we operate and to enable our communities to share in our long-term growth.
OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS
Transactions with Related Parties
Loans and Extensions of Credit.   The Sarbanes-Oxley Act of 2002 generally prohibits loans by publicly traded companies, such as Central Federal Bancshares, to its executive officers and directors. The Sarbanes-Oxley Act also, however, contains a specific exemption from such prohibition for loans by insured depository institutions to their executive officers and directors in compliance with federal banking regulations. Federal regulations generally require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features, although federal regulations allow us to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees that does not give preference to any executive officer or director over any other employee.
Under federal banking law and regulations, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of  $25,000, or 5%, of Central Federal’s capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the board of directors.
Central Federal has followed a policy of granting loans to executive officers and directors and believes that this policy fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of Central Federal’s business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions with persons not related to Central Federal prevailing at the time, in accordance with our underwriting guidelines and do not involve more than the normal risk of collectability or present other unfavorable features. All loans to directors and executive officers and their related persons at December 31, 2015 were performing in accordance with their terms.
Other Transactions.   During the year ended December 31, 2015, there were no transactions, other than loan or extensions of credit discussed above, in which we were or are to be a participant and the amount involved exceeds the lesser of  $120,000 or 1% of the average of Central Federal’s total assets at December 31, 2015, and in which any of our executive officers and directors had or will have a direct or indirect material interest.
Beneficial Ownership Reporting Compliance
Our executive officers and directors, and persons who own more than 10% of any registered class of our equity securities, are required to file reports of ownership and changes in ownership with the SEC. Based solely on our review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, we believe that each of our executive officers and directors has complied with applicable reporting requirements for transactions in our common stock during the year ended December 31, 2015, except that due to an administrative oversight by the advisor assisting us with our Section 16 filings, the Form 3 for Mr. Wiggins was filed after the deadline for the filing.
SUBMISSION OF BUSINESS PROPOSALS AND
SHAREHOLDER NOMINATIONS
We must receive proposals that shareholders seek to include in the proxy statement for our next annual meeting no later than December 11, 2016. If next year’s annual meeting is held on a date more than 30 calendar days from May 17, 2017, a shareholder proposal must be received by a reasonable time before we begin to print and mail proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.
Our bylaws provide that a person may not be nominated for election as a director of Central Federal Bancshares unless that person is nominated by or at the direction of our board of directors or by a shareholder who has given appropriate notice to us before the meeting. Similarly, a shareholder may not bring business before an annual meeting unless the shareholder has given us appropriate notice of its intention to bring that business before the meeting. Our Secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder who desires to raise new business must provide certain information to us concerning the nature of the new business, the shareholder, the shareholder’s ownership of our capital stock and the shareholder’s interest in the business matter. Similarly, a shareholder wishing to nominate any person for election as a director must provide us with certain information concerning the nominee and the proposing shareholder. A copy of our bylaws may be obtained from us upon request.

SHAREHOLDER COMMUNICATIONS
We encourage shareholder communications to the board of directors and/or individual directors. Shareholders who wish to communicate with the board of directors or an individual director should send their communications to the care of Barbara E. Hamilton, Secretary, Central Federal Bancshares, Inc., 210 West 10th Street, Rolla, Missouri 65401. All communications that relate to matters that are within the scope of the responsibilities of the board and its committees are to be presented to the board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the board committees are also to be forwarded to the chair of the appropriate board committee. Communications that relate to ordinary business matters that are not within the scope of the board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.
MISCELLANEOUS
We will pay the cost of this proxy solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to our beneficial owners. Additionally, our directors, officers and other employees may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.
Our proxy statement, Annual Report to shareholders on Form 10-K for the year ended December 31, 2015 and proxy card are available at http://www.astproxyportal.com/ast/20484.
OUR ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-K IS BEING FURNISHED TO SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON MARCH 24, 2016. COPIES OF ALL OF OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO US AT 210 WEST 10TH STREET, ROLLA, MISSOURI 65401, ATTENTION: SECRETARY.
BY ORDER OF THE BOARD OF DIRECTORS
Barbara E. Hamilton
Secretary
Rolla, Missouri
April 11, 2016

Appendix 1
CENTRAL FEDERAL BANCSHARES, INC.
COMPENSATION COMMITTEE CHARTER
As adopted on September 8, 2015
I. Purpose
The Compensation Committee (the “Committee”) of the Board of Directors of Central Federal Bancshares, Inc. (the “Company”) is responsible for personnel policies, salaries and benefits, incentive compensation and management succession planning.
II. Organization
The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for NASDAQ Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.
Committee members shall be elected annually by the Board. Members shall serve until their successors are appointed. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee. The Chief Executive Officer will meet with the Committee, but the Chief Executive Officer will not be a member of the Committee and will be excused when matters specifically related to the Chief Executive Officer are discussed.
The Committee may form and delegate authority to subcommittees when appropriate.
III. Structure and Meetings
The Committee shall meet at least annually, or more frequently as circumstances dictate. The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.
IV. Goals and Responsibilities
In carrying out its responsibilities, the Committee shall:
1.
Be responsible for developing and maintaining an executive compensation policy that creates a direct relationship between pay levels and corporate performance and returns to shareholders. The Committee shall monitor the results of such policy to assure that the compensation payable to our executive officers provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards superior performance and is justified by the returns available to shareholders.

2.
Be responsible for approval of compensation and benefit plans, which may include amendments to existing plans, cash- and equity-based incentive compensation plans, and non-qualified deferred compensation and retirement plans.

3.
Be responsible for overseeing the administration of our benefit programs.

4.
Establish annually subjective and objective criteria to serve as the basis for the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those criteria and determine the Chief Executive Officer’s compensation based on that evaluation.

5.
Establish annually subjective and objective criteria to serve as the basis for the other executive officers’ compensation, evaluate the other executive officers’ performance in light of those criteria and determine the other executive officers’ compensation based on that evaluation. The Committee may consult with the Chief Executive Officer with respect to the compensation of other executive officers.

Appendix 1-1

6.
With respect to our equity-based compensation plans, approve grants of stock options, restricted stock, performance shares, stock appreciation rights and other equity-based incentives to the extent provided under the compensation plans. The Committee may delegate to the Chief Executive Officer all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting requirements and other provisions of Section 16 of the Securities Exchange Act of 1934, as amended, as in effect from time to time.

7.
From time to time review and make recommendations to the Board of Directors regarding the compensation of non-employee directors.

V. Performance Evaluations
The Chairman of the Committee shall discuss the Committee’s performance with each member of the Committee, following which discussions the Chairman shall lead the Committee in an annual evaluation of its performance. The Committee shall conduct an annual performance evaluation and review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.
VI. Committee Resources
The Committee shall have the authority to obtain advice and seek assistance from internal or external legal or other advisors. The Committee shall have available to it such support personnel, including management staff, outside auditors, attorneys and consultants as it deems necessary to discharge its responsibilities. The Committee shall have the sole authority to retain and terminate any compensation consultant used to assist the Committee in evaluating executive compensation, including sole authority to approve such consultant’s fees and other retention terms.
Appendix 1-2

Appendix 2
CENTRAL FEDERAL BANCSHARES, INC.
NOMINATING COMMITTEE CHARTER
As adopted on September 8, 2015
I. Purpose
The primary objectives of the Nominating/Corporate Governance Committee (the “Committee”) are to assist the Board of Directors (the “Board”) of Central Federal Bancshares, Inc. (the “Company”) by: (i) identifying individuals qualified to become Board members and recommending a group of director nominees for election at each annual meeting of our shareholders; (ii) ensuring that the Audit, Compensation and Nominating/Corporate Governance Committees of the Board shall have the benefit of qualified and experienced “independent” directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.
II. Organization
The Committee shall consist of two or more directors, a majority of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for NASDAQ Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.
Committee members shall be elected annually by the Board. Members shall serve until their successors are appointed. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee.
The Committee may form and delegate authority to subcommittees when appropriate.
III. Structure and Meetings
The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.
IV. Goals and Responsibilities
The Committee shall: (i) develop and recommend to the Board a Corporate Governance Policy (the “Policy”) applicable to the Company, and review and reassess the adequacy of such Policy annually and recommend to the Board any changes deemed appropriate; (ii) develop policies on the size and composition of the Board; (iii) review possible candidates for Board membership consistent with the Board’s criteria for selecting new directors; (iv) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of our shareholders; and (vi) generally advise the Board (as a whole) on corporate governance matters.
The Committee shall also advise the Board on (i) committee member qualifications; (ii) committee member appointments and removals; (iii) committee structure and operations (including authority to delegate to subcommittees); and (iv) committee reporting to the Board. The Committee shall maintain an orientation program for new directors and a continuing education program for all directors.
The Committee will annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.
The Committee shall perform any other activities consistent with this charter, our bylaws and governing law and regulations as the Committee or the Board deems appropriate.
V. Performance Evaluation
The Committee shall conduct an annual performance evaluation of the Board. The evaluation shall be of the Board’s contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made.
Appendix 2-1

VI. Committee Resources
The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.
Appendix 2-2

Appendix 3
Central Federal Bancshares, Inc.
AUDIT COMMITTEE CHARTER
As adopted on September 8, 2015
I. Purpose
The primary function of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Central Federal Bancshares, Inc. (the “Company”) is to assist the Board in its oversight of the quality and integrity of the financial statements and compliance with legal and regulatory requirements of the Company and any of its subsidiaries; the independent registered public accounting firm’s qualifications and independence; and the performance of the internal audit function of the Company and any of its subsidiaries and its or their independent registered public accounting firm(s). In addition, the Committee shall prepare the report required by the Securities and Exchange Commission rules to be included in our annual meeting proxy statement.
II. Organization
The Committee shall be comprised of two or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for NASDAQ Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations. All members of the Committee should be financially literate at the time of appointment, meaning they should have the ability to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement. Committee members shall be elected by the Board on an annual basis. Members shall serve until their successors are appointed. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.
III. Structure and Meetings
The Committee shall meet four times per year, or more frequently as circumstances may require. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee chairperson shall preside at the meeting and, in consultation with other members of the Committee, will set the frequency and length of each meeting and the agenda of the items to be addressed at each meeting. The Committee chairperson shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.
IV. Goals and Responsibilities
In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties, the Committee shall:
1.
Facilitate an open avenue of communication between management, the independent registered public accounting firm and the Board.

2.
Meet with the independent registered public accounting firm, internal audit and management at least quarterly to review our financial statements. In meetings attended by the independent registered public accounting firm or by regulatory examiners, a portion of the meeting will be reserved for the Committee to meet in closed session with these parties.

3.
Review all significant risks or exposures to the Company found during audits performed by the independent registered public accounting firm and ensure that these items are discussed with management. From these discussions, assess and report to the Board regarding how the findings should be addressed.

Appendix 3-1

4.
Review recommendations from the independent registered public accounting firm regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

5.
Following each meeting of the Committee, the chairperson of the committee will submit a record of the meeting to the Board, including any recommendations that the Committee may deem appropriate.

6.
Ensure that the independent registered public accounting firm discusses with the Committee their judgments about the quality, not just the acceptability, of our accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of our financial disclosures and degree of aggressiveness or conservatism of our accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

7.
Review with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16 as issued by the Public Company Accounting Oversight Board (Communications With Audit Committees) relating to the conduct of the audit, any difficulties encountered in the course of the audit, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

8.
Review our annual audited financial statements and the independent registered public accounting firm’s opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

9.
Review and discuss with management and the independent registered public accounting firm the certifications of our principal executive officer and principal financial officer about any significant deficiencies in the design or operation of internal controls or material weaknesses herein and any fraud involving management or other employees who have a significant role in our internal controls, as required by Sarbanes-Oxley Act of 2002, and relevant reports rendered by the independent registered public accounting firm.

10.
Review with management, the independent registered public accounting firm and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

11.
Review with management and the independent registered public accounting firm all interim financial reports filed pursuant to the Securities Exchange Act of 1934, as amended.

12.
Generally discuss earnings press releases and financial information, as well as earnings guidance provided to analysts and rating agencies.

13.
Select the independent registered public accounting firm, considering independence and effectiveness, and be ultimately responsible for their compensation, retention and oversight (including resolution of disagreements between management and the registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Committee. The Committee should confirm the independence of the independent registered public accounting firm by requiring them to disclose in writing all relationships that, in the registered public accounting firm’s professional judgment, may reasonably be thought to bear on the ability to perform the audit independently and objectively. The Committee shall also review with the independent registered public accounting firm the matters required to be discussed by PCAOB Rule 3526 (Communications With Audit Committees Concerning Independence).

14.
Review the performance of and scope of work performed by the independent registered public accounting firm.

15.
Review and advise on the appointment of the internal auditor. The internal auditor will report directly to the committee. Approve the internal audit charter, policies and procedures, and audit plan annually. The committee shall also review significant reports prepared by internal audit, together with management’s responses. The committee shall review the performance of the internal auditor annually, and shall monitor compliance with partner rotation rules, as applicable.

Appendix 3-2

16.
Have in place procedures for (1) receiving, retaining and treating complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

17.
Approve, in advance, all permissible non-audit services to be completed by the independent registered public accounting firm. Such approval process will ensure that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

18.
Set clear hiring policies for hiring employees or former employees of the independent registered public accounting firm.

19.
The Audit Committee shall review periodically, but no less frequently than quarterly, a summary of our transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. “Related person” and “transaction” shall have the meanings given to such terms in Securities and Exchange Commission Regulation S-K, Item 404, as amended from time to time.

V. Performance Evaluation and Disclosure Obligations
In addition to the responsibilities presented above, the Committee will examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities of the Committee. Further, the Committee will disclose in each annual meeting proxy statement to its shareholders a copy of the Charter once every three years.
VI. Audit Committee Resources
The Committee shall be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties. In connection therewith, the Committee shall be provided appropriate funding, as determined by the Committee, for payment to such counsel and other advisors, including the funding necessary for engaging an independent registered public accounting firm, as necessary. In addition, the Committee shall be provided funding for ordinary administrative expenses of the Committee. The Committee shall refer to and act within the scope of any codes of conduct or ethics of the Company that are applicable to the Committee, its members, or both.
Appendix 3-3

ANNUAL MEETING OF SHAREHOLDERS OF

CENTRAL FEDERAL BANCSHARES, INC.

May 17, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Annual Report to Shareholders, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20484/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00033303000000000000 9 051716

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

1. ELECTION OF THREE CLASS I DIRECTORS OF THE COMPANY:	FOR	AGAINST	ABSTAIN
MICHAEL E. ESTEY	☐	☐	☐
JEFFREY F. MCKUNE	☐	☐	☐
LARRY D. THOMAS	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2016.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the nominees in Proposal 1 and FOR Proposal 2.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CENTRAL FEDERAL BANCSHARES, INC.

Proxy for Annual Meeting of Shareholders on May 17, 2016

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John Wiggins and Robert Thompson, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Central Federal Bancshares, Inc., to be held on Tuesday, May 17, 2016 at 5:00 p.m. local time at the office of Central Federal Savings and Loan Association of Rolla located at 210 West 10th Street, Rolla, Missouri 65401, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1 14475

CENTRAL FEDERAL BANCSHARES, INC.

ESOP Voting Instruction Card for Annual Meeting of Shareholders on May 17, 2016

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Community Bank of Pleasant Hill, d/b/a First Trust of MidAmerica (the "ESOP Trustee"), in its capacity as directed trustee of the Central Federal Savings and Loan Association of Rolla Employee Stock Ownership Plan (the "ESOP") with full power to vote all the shares of Common Stock which are allocated or deemed to be allocated to the account(s) of the undersigned pursuant to the terms of the ESOP at the Annual Meeting of Shareholders of Central Federal Bancshares, Inc., to be held on Tuesday, May 17, 2016 at 5:00 p.m. local time at the office of Central Federal Savings and Loan Association of Rolla located at 210 West 10th Street, Rolla, Missouri 65401, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

CENTRAL FEDERAL BANCSHARES, INC.

May 17, 2016

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Annual Report to Shareholders, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20484/

Please sign, date and mail your ESOP voting instruction card in the envelope provided as soon as possible. Your completed voting instruction card must be received by the ESOP Trustee by 5:00 p.m. Central time on May 13, 2016 to be counted.

↓ ↓

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOW HERE ☒

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE ESOP TRUSTEE WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE TERMS OF THE ESOP.

	FOR	AGAINST	ABSTAIN
1. ELECTION OF THREE CLASS I DIRECTORS OF THE COMPANY			
MICHAEL E. ESTEY	☐	☐	☐
JEFFREY L. MCKUNE	☐	☐	☐
LARRY D. THOMAS	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2016.	☐	☐	☐

This voting instruction card when properly executed will be voted as directed herein by the undersigned ESOP participant. **If no direction is made, this voting instruction card will be voted in accordance with the terms of the ESOP.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of ESOP Participant: ____________ Date: ______ Signature of ESOP Participant: ____________ Date: ______

Note: Please sign exactly as your name or names appear on this voting instruction card. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.